SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                      January 6, 2004 (December 29, 2003)


                              RITE AID CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)




  Delaware                          1-5742                     23-1614034
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(State or Other Jurisdiction     (Commission                  (IRS Employer
  of Incorporation)              File Number)              Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                          17011
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
                                                      -----------------------


                                      None
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE

On December 29, 2003, we received notification from the Congressional Joint Committee on Taxation that the Internal Revenue Service had completed its examination of our federal tax returns for fiscal years 1996 through 2000, and concluded on the results. This conclusion resulted in the recording of an income tax benefit of $51.1 million in the thirteen week period ended November 29, 2003. This benefit represents recoverable income taxes of $17.7 million, plus an estimate of recoverable interest and a reduction of previously recorded income tax liabilities. The recording of this benefit in the thirteen week period ended November 29, 2003, will result in net income for the period of $73.6 million, and diluted earnings per common share of $0.12.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Registrant's Press Release, dated January 6, 2004.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 18, 2003 we issued a press release and furnished the SEC a Current Report on Form 8-K announcing our financial position and results of operations as of and for the thirteen and thirty-nine week periods ended November 29, 2003. The events described in Item 5 above impact the previously announced results. The attached press release charts are a revision of the charts furnished under Item 12 of Form 8-K on December 18, 2003. These charts present the balance sheets and operating statements as of and for the thirteen and thirty nine weeks ended November 29, 2003, reconciliations of net income (loss) to Adjusted EBITDA, and guidance for the remainder of Fiscal 2004 updated for the events described in Item 5 on this Form 8-K. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The announcement includes a non-GAAP financial measure, "Adjusted EBITDA."

Adjusted EBITDA represents net income (loss) from operations excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for store closing and impairment, inventory write-downs related to closed stores, stock-based compensation expense, share of loss from equity investments, debt modifications and retirements, litigation proceeds, litigation expense, expense of the defense against litigation related to prior managements' business practices and the defense of prior management, sales of assets and investments, and non-recurring items. We reference this non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. In addition, incentive compensation is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We include this non-GAAP financial measure in our earnings announcement in order to provide transparency to investors and enable investors to compare our operating performance with the operating performance of our competitors.

The information furnished pursuant to Item 12 of this Current Report on Form 8-K (including the exhibit filed pursuant to Item 7 hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RITE AID CORPORATION





Dated: January 6, 2004                       By:  /s/Robert B. Sari
                                                  ----------------------
                                             Name:   Robert B. Sari
                                             Title:  Senior Vice President,
                                             General Counsel and Secretary





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                                 EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

 99.1             Registrant's Press Release dated January 6, 2004.